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            Exhibit 10(b) Consent of Ernst & Young LLP, Independent Auditors



We consent to the reference to our firm under the captions "Independent Auditors", "Experts" and "Financial Statements" and to the use of our reports dated February 12, 1996 (except Note 10, as to which the date is August 13,
1996), with respect to Golden American Life Insurance Company and February 12, 1996 with respect to Separate Account B and February 9, 1996 (except Note 6, as to which the date is August 27, 1996), with respect to The Managed Global Account of Separate Account D in Post-Effective Amendment No. 26 to the Registration Statement (Form N-4 No. 33-23351) and related Prospectus of Separate Account B.



                                          /s/ Ernst & Young LLP

Des Moines, Iowa
Februay 5, 1997